Alger Large Cap Growth Portfolio
Summary Prospectus

April 30, 2026	Class	Ticker Symbol
	I-2	AAGOX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio online at https://www.alger.com/fundliterature. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 30, 2026, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Large Cap Growth Portfolio seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher. Please refer to your variable annuity contract or your variable life insurance policy (the “Contract”) prospectus for information on these fees associated with your Contract.
Shareholder Fees
(fees paid directly from your investment)
Class I-2
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class I-2
Advisory Fees*	0.71%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses**	0.04%
Total Annual Fund Operating Expenses**	0.89%
Fee Waiver***	(0.04) %
Total Annual Fund Operating Expenses After Fee Waiver	0.85%
*
The Alger Portfolios (the “Trust”) and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Portfolio. The advisory fee for assets up to $1 billion is .71%, and for assets in excess of $1 billion is .60%.
**
Total Annual Fund Operating Expenses do not correlate to the ratio of gross expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Fund Fees and Expenses.
***
The Manager has contractually agreed to waive fees owed to it by, or to reimburse expenses of, the Portfolio in an amount corresponding to the management fee borne by the Portfolio as an investor in any underlying Manager-sponsored fund. This commitment will remain in effect for the life of any such investment, can only be amended or terminated by agreement of the Trust's Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and the Manager. As a result of this waiver, the actual advisory fee rate paid as a percentage of average daily net assets for the year ended December 31, 2025 was .67%.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The expense example is based on net operating expenses, which reflect the contractual fee waiver agreed to by the Manager. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I-2	$87	$271	$471	$1,049
Unlock Your Growth Potential.SM

Alger Large Cap Growth Portfolio 2/5
Summary Prospectus
April 30, 2026
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 91.00% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell 1000 Growth Index. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2025, the market capitalization of the companies in this index ranged from $1.03 billion to $4.53 trillion. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
The Portfolio may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Portfolio may engage in active trading of portfolio securities.
The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, communication services, consumer discretionary, and industrials sectors. For the purpose of categorizing companies, sectors are a broader category than industries comprise sectors.
The Portfolio can also invest in privately placed securities, which are securities acquired in non-public offerings for which there is no readily available market.
The Portfolio can invest in foreign securities.
The Portfolio may invest in cash (and cash equivalents) when the Portfolio is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Portfolio’s net assets.
The Portfolio is classified as diversified within the meaning of the Investment Company Act of 1940, as amended. The diversification of the Portfolio’s holdings is measured at the time the Portfolio purchases a security. Because of its long-term approach, the Portfolio could have a significant percentage of its assets invested in securities that have appreciated beyond their market capitalizations at the time of the Portfolio’s investment.
Principal Risks
An investment in the Portfolio involves risks. The Portfolio’s share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Portfolio.
Investment Risk – An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, geopolitical conflicts,  terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Portfolio and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in

Alger Large Cap Growth Portfolio 3/5
Summary Prospectus
April 30, 2026
that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Portfolio may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Communication Services Sector Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
●
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
●
Industrials Sector Risk – The Portfolio may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
Privately Placed Securities Risk – A private placement is an offering of a company’s securities that is not registered with the Securities and Exchange Commission (the “SEC”) and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance, which can make it more difficult to value the securities and assess the risks of investment. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. The price that the Portfolio could receive upon the sale (or other disposition) of the security may differ from the Portfolio's valuation of the security and the Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the security.  The Portfolio may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Portfolio to be less liquid. As a result, investments in private placements can result in substantial or complete losses.
Foreign Securities Risk – The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities.
Cash Position Risk – At times, the Portfolio may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Portfolio Turnover (Active Trading) Risk – Because the Portfolio may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year. The bar chart shows how the Portfolio’s average annual returns have varied over the indicated periods. The table shows how the Portfolio’s average annual returns compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market  and a more narrowly based

Alger Large Cap Growth Portfolio 4/5
Summary Prospectus
April 30, 2026
index that reflects the market sectors in which the Portfolio invests. Performance in the bar chart does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If the bar chart reflected the applicable fees, expenses, or charges, returns would be less than those shown. The Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website www.alger.com.
Annual Total Return for Class I-2 Shares as of December 31 (%)

Best Quarter:	Q2 2020	34.04%	Worst Quarter:	Q2 2022	-24.49%
Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years	Inception Date
Class I-2	30.27%	11.12%	16.73%	1/6/1989
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	18.56%	15.32%	18.13%
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Portfolio
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2001
Shareholder Information
Purchasing and Redeeming Shares
Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.
Tax Information
If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Alger Large Cap Growth Portfolio 5/5
Summary Prospectus
April 30, 2026
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and/or the Manager or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
LargeCapI-2 43025

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